                            MARTIN CURRIE BUSINESS TRUST
                             JAPAN SMALL COMPANIES FUND



                                   ANNUAL REPORT

                                   APRIL 30, 1998

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998

 OBJECTIVE         Long-term  capital appreciation through active management of a diversified portfolio of equities in Japanese companies with relatively small capitalization, which may not have wide market recognition.

 LAUNCH DATE       August 15, 1994

 FUND SIZE         $57.5m

 PERFORMANCE       Total return from May 1, 1997 through April 30, 1998

                   -    MCBT - Japan Small Companies Fund
                        (excluding all transaction fees)                 -15.0%
                   -    MCBT - Japan Small Companies Fund
                        (including all transaction fees)                 -16.7%
                   -    Tokyo Stock Exchange - Second Section Index      -24.6%

                   Annualized total return from August 15, 1994 through April 30, 1998

                   -    MCBT - Japan Small Companies Fund
                        (excluding all transaction fees)                  -8.7%
                   -    MCBT - Japan Small Companies Fund
                        (including all transaction fees)                  -9.1%

                   The graph below represents the annualized total return of the portfolio including all transaction fees versus the Tokyo Stock Exchange - Second Section Index from September 1, 1994 through April 30, 1998.

                   -    MCBT - Japan Small Companies Fund
                        (excluding all transaction fees)                  -8.8%
                   -    MCBT - Japan Small Companies Fund
                        (including all transaction fees)                  -9.3%
                   -    Tokyo Stock Exchange - Second Section Index      -21.0%

                            9/1/94(a) 4/30/95   4/30/96  4/30/97  4/30/98
                            --------- -------   -------  -------  -------
MCBT Japan Small Companies   $10,000   $9,410   $10,652   $8,229   $6,993
TSE Second Section Index     $10,000   $8,325   $ 8,853   $5,425   $4,210

(a) Performance for the benchmark is not available from August 15, 1994 (commencement of investment operations). For that reason, performance is shown from September 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998

 PORTFOLIO         The last 12 months were characterised by economic weakness
 COMMENTS          in Japan. This was reflected in the bond, currency and
                   equity markets with smaller companies faring particularly badly. Successful stock and sector selection has led to outperformance against the market although absolute returns remain elusive.

                   Tax rises, reduced government expenditure, depressed consumption and the economic slowdown in Asia all conspired to slow the economy. A series of high profile bankruptcies did little to improve investor confidence and credit became more expensive for many Japanese companies. Yet it was encouraging to see the smaller companies rally in January.

                   The performance of the fund was aided by the domestic blue chip element of the portfolio. Uni Charm and Meitec, who account for 8% of the portfolio, rose 29% and 71% respectively. We bought Toppan Forms, a printing company, which has risen 37% since we bought in February. We also bought, and have since sold for a profit, an underwear manufacturer called Gunze as a value play. The theme behind our sales was to reduce the general economic sensitivity of the portfolio. Chain Store Okuwa, retail and restaurants, and Nitto Kohki, machine tool manufacturers, have both been sold entirely.

                   OUTLOOK

                   Later this year the government's 16 trillion yen package will help stimulate the economy. Longer term, there is cause for cautious optimism. The government's increasingly tight financial situation should result in further deregulation and tax reform. Moreover, companies are beginning to embrace the concept of shareholder value. Share buybacks and return on equity targets are no longer the preserve of companies like Toyota. These are longer term changes, but in the meantime it is reassuring to know that value investors are underpinning the market.

 INVESTMENT        James Fairweather is Chief Investment Officer.  All funds
 MANAGER           are managed on a team basis with a named director heading
 PROFILE           each team.

                   Michael Thomas has managed the MCBT Japan Small Companies Fund since inception.

                   Michael graduated from Bristol University with a degree in Economics and joined stockbrokers Vickers da Costa in 1973. He began covering the Japanese markets in 1975 and became Director of the Japanese department in 1982. A specialist on Japan, he joined Martin Currie in 1989 as a director and head of the Far East investment team.

                   He is assisted by Keith Donaldson. Keith graduated from the University of Kingston-upon-Hull with a degree in Social Studies. Having spent five years as a financial analyst with Wood Mackenzie, followed by four years with UBS Philips and Drew. Keith moved to Tokyo in 1988 as Vice President and head of Japanese equity sales at Morgan Stanley, then joined Martin Currie's Japan team as an assistant director in 1997. He was promoted to director in October, 1997.

                   The Global Asset Allocation Committee sets limits for regional allocation. The managers of the funds are responsible for the selection of countries within those regions, sectors, and stocks.

See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1998

LARGEST HOLDINGS                    % OF NET ASSETS

            Meitec                        4.7
            Circle K Japan                3.9
            Kirin Beverage                3.7
            Sony Music Entertainment      3.4
            Uni-Charm                     3.3
            Promise                       3.0
            Taisho Pharmaceutical         2.9
            Mabuchi Motor                 2.8
            Aiful                         2.8
            Hirose Electric               2.7



See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                        SCHEDULE OF INVESTMENTS
                                                                 APRIL 30, 1998

                                                      SHARES            VALUE
                                                      ------            -----
COMMON STOCK, WARRANTS AND CONVERTIBLE BONDS - 100.2%
COMMON STOCK - 87.0%
     ADERANS                                          64,000        $ 1,513,677
     AIFUL *                                          24,000          1,588,635
     AIPHONE                                          63,600            470,008
     ALTECH CORPORATION                               16,000            126,946
     ASIA SECURITIES PRINTING                         85,000            886,353
     CANON APTEX                                     100,000            884,086
     CAPCOM                                           70,000            911,894
     CHIYODA                                          70,000            460,178
     CIRCLE K JAPAN                                   54,428          2,241,443
     COCO'S JAPAN                                     90,000            346,834
     DAIFUKU                                         100,000            395,194
     DAIWA KOSHO LEASE                               319,000          1,371,551
     DAIWA LOGISTICS                                  94,800            474,215
     EIDEN SAKAKIYA                                  150,000            629,062
     EXEDY                                               200              1,058
     FUJI MACHINE MANUFACTURING                      240,000          1,142,512
     FUJITSU BUSINESS SYSTEMS                         40,000            619,616
     HIRATA TECHNICAL                                155,400            556,594
     HIROSE ELECTRIC                                  30,800          1,556,990
     KIRIN BEVERAGE                                  110,000          2,152,788
     KOMORI                                           67,000          1,139,111
     MABUCHI MOTOR                                    28,000          1,620,674
     MAEZAWA INDUSTRIES                              100,000            978,540
     MEITEC                                           82,800          2,721,626
     MICRONICS JAPAN                                     500             12,090
     MIURA                                             6,700             63,790
     NICHICON                                         70,000            761,675
     NIPPON BROADCASTING SYSTEM                       30,000          1,378,268
     NIPPON ENGINEERING CONSULTANTS *                 50,000            136,013
     NIPPON KONPO UNYU SOKO                          160,000            910,382
     NIPPON SYSTEM DEVELOPMENT                        49,000          1,221,853
     NISHIO RENT ALL                                  66,500            562,793
     NISSHA PRINTING                                 110,000            665,785
     NORITSU KOKI                                     40,600          1,211,803
     ORIENTAL CONSTRUCTION                            60,500            301,723
     PCA CORPORATION                                  15,000            215,354
     PROMISE                                          33,430          1,697,519
     RISO KAGAKU *                                    20,000          1,044,280
     ROHTO PHARMACEUTICAL                             80,000            649,237
     RYOSAN                                           65,000            932,711
     SANKI ENGINEERING                               160,000          1,218,679
     SANKYO                                           60,300            965,966
     SANTEN PHARMACEUTICAL                            88,770            892,127
     SHIMACHU                                         40,000            720,871
     SONY MUSIC ENTERTAINMENT                         50,000          1,957,080
     TAISHO PHARMACEUTICAL                            79,000          1,671,452
     TDC SOFTWARE                                     20,000            219,133
     TOKAI LEASE                                     119,000            279,651

See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                        SCHEDULE OF INVESTMENTS
                                                                 APRIL 30, 1998

                                                           SHARES/PAR        VALUE
                                                           ----------        -----
 COMMON STOCK - Continued
    TOPPAN FORMS COMPANY                                     110,000      $ 1,321,596
    TRANS COSMOS INCORPORATED                                  5,500          159,589
    TSUBAKI NAKASHIMA                                        140,000          753,211
    UNI-CHARM                                                 50,000        1,889,074
    XEBIO                                                     55,000          706,514
    YUSEN AIR & SEA SERVICE                                   49,000          703,491
                                                                          -----------
TOTAL COMMON STOCK - (COST $67,683,389)                                    50,013,295
                                                                          -----------

CONVERTIBLE BONDS - 12.8%
     JONAS, 1.35%, 12/30/1999                          Y 106,500,000          961,590
     KONAMI, 0.75%, 03/31/2000                         Y 160,000,000        1,307,662
     MIRAI INDUSTRY, 2.30%, 03/20/2002                 Y 160,000,000        1,244,068
     MITSUI HIGH-TEC INCORPORATED, 1.90%, 01/31/2000   Y  50,000,000          483,603
     NAMCO, 0.80%, 09/28/2001                          Y  50,000,000          383,482
     NAMCO, 0.90%, 09/30/2003                          Y 110,000,000          860,284
     NAMCO, 4.70%, 09/30/1998                          Y  40,000,000          305,879
     NITTO DENKO, NO 4, 3.90%, 03/30/2001              Y  70,000,000          835,726
     RISO KAGAKU, 4.50%, 03/31/1999                    Y  61,000,000          493,199
     TAIYO YUDEN, 1.15%, 09/30/2008                    Y  50,000,000          483,603
                                                                          -----------
     TOTAL CONVERTIBLE BONDS - (COST $9,005,197)                            7,359,096
                                                                          -----------

WARRANTS - 0.4%
     NIPPON ENGINEERING CONSULTANTS, 01/20/2000 *              1,500            2,999
     SATORI ELECTRIC, 05/23/2000 *                               200           20,000
     TAMPOPO (PROMISE) 02/08/2000 *                              100          202,500
                                                                          -----------
     TOTAL WARRANTS - (COST $453,802)                                         225,499
                                                                          -----------

TOTAL COMMON STOCK, WARRANTS AND
     CONVERTIBLE BONDS - (COST $77,142,388) +                              57,597,890
                                                                          -----------

TOTAL INVESTMENTS - (COST  $77,142,388) - 100.2%                           57,597,890
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - (0.2)%                 (91,518)
                                                                          -----------
NET ASSETS - 100.0%                                                       $57,506,372
                                                                          -----------
                                                                          -----------

*    Non-income producing security.
Y    Reflected at par and denominated in Japanese yen.
+ Percentages of long term investments by industry are as follows: Auto Parts 1.0%, Broadcasting 2.4%, Building & Construction 2.7%, Commercial Services 0.5%, Computer Software 0.9%, Computers & Business Equipment 9.5%, Cosmetics & Toiletries 2.6%, Drugs & Health Care 7.3%, Electrical Equipment 9.7%, Electronics 6.7%, Engineering 4.5%, Entertainment 3.4%, Financial Services 6.1%, Food & Beverages 5.4%, Industrial Machinery 4.5%, Lease Rental Obligations 3.4%, Leisure Time 0.5%, Metals 2.2%, Paper 3.3%, Photography 1.5%, Printing 7.0%, Retail Trade 8.9%, Software 2.6%, Transportation 3.6%.

See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                                 APRIL 30, 1998

ASSETS

     Investments in securities, at value
       (cost $77,142,388) (Note B)                                  $57,597,890

     Receivable for investments sold                                    571,677

     Dividend and interest receivable                                   241,519

     Prepaid insurance expense                                            5,237

     Deferred organization expenses (Note B)                              3,300
                                                                    -----------
     TOTAL ASSETS                                                    58,419,623
                                                                    -----------

LIABILITIES

     Payable for forward foreign currency contracts                     452,206

     Payable to custodian bank                                          281,409

     Management fee payable (Note C)                                    152,001

     Administration fee payable (Note C)                                  1,858

     Trustees fees payable (Note C)                                       1,383

     Accrued expenses and other liabilities                              24,394
                                                                    -----------
     TOTAL LIABILITIES                                                  913,251
                                                                    -----------
TOTAL NET ASSETS                                                    $57,506,372
                                                                    -----------
                                                                    -----------

COMPOSITION OF NET ASSETS:

     Paid-in-capital                                                $86,700,304

     Undistributed net investment loss                                 (827,685)

     Accumulated net realized loss on investment and foreign currency
     transactions                                                    (8,362,478)

     Net unrealized depreciation on investment and foreign currency
     transactions                                                    (20,003,769)
                                                                    -----------
TOTAL NET ASSETS                                                    $57,506,372
                                                                    -----------
                                                                    -----------
NET ASSET VALUE PER SHARE                                           $      6.46
($57,506,372 / 8,901,820 shares of beneficial interest outstanding) -----------
                                                                    -----------

See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                        STATEMENT OF OPERATIONS
                                                                 APRIL 30, 1998

INVESTMENT INCOME

     Interest income                                              $     252,837

     Dividend income                                                    546,808

     Foreign taxes withheld                                             (92,598)
                                                                  -------------
     TOTAL INVESTMENT INCOME                                            707,047
                                                                  -------------

EXPENSES

     Management fee (Note C)                                            712,359

     Custodian fee                                                       85,832

     Administration fee (Note C)                                         57,114

     Audit fee                                                           25,804

     Legal fees                                                           6,872

     Transfer agent fee                                                   6,816

     Trustees fees (Note C)                                               2,613

     Amortization of deferred organization expenses                       2,541

     Miscellaneous expenses                                              17,625
                                                                  -------------
     TOTAL EXPENSES                                                     917,576
                                                                  -------------
NET INVESTMENT LOSS                                                    (210,529)
                                                                  -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY

     Net realized loss on investments                                (5,451,368)

     Net realized loss on foreign currency transactions                 (47,734)

     Net unrealized depreciation on:

       Investments                                                   (6,570,197)

       Foreign currency transactions                                   (454,673)
                                                                  -------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           (12,523,972)
                                                                  -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (12,734,501)
                                                                  -------------
                                                                  -------------

See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                             STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR              YEAR
                                                                    ENDED             ENDED
                                                                APRIL 30, 1998    APRIL 30, 1997
                                                                --------------    --------------
NET ASSETS at beginning of period                                $ 66,748,656      $ 88,863,054
                                                                 ------------      ------------

DECREASE IN NET ASSETS FROM OPERATIONS:

     Net investment loss                                             (210,529)         (325,801)

     Net realized loss on investment transactions                  (5,451,368)       (1,933,163)

     Net realized gain (loss) on foreign currency transactions        (47,734)        2,960,291

     Net unrealized appreciation (depreciation) on:

       Investments                                                 (6,570,197)      (21,908,955)

       Foreign currency transactions                                 (454,673)          449,601
                                                                 ------------      ------------
     Net decrease in net assets from operations                   (12,734,501)      (20,758,027)
                                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income                                           (586,947)       (1,659,257)

     In excess of net investment income                                     0        (2,562,640)

     Return of capital                                               (249,391)                0

     Net realized gains                                                     0          (814,535)

     In excess of net realized gains                                        0          (330,947)
                                                                 ------------      ------------
     Total distributions                                             (836,338)       (5,367,379)
                                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS:

     Net proceeds from sales of shares                             16,045,506         7,729,431

     Reinvestment of dividends and distributions to shareholders      785,178         5,251,397

     Cost of shares repurchased                                   (12,791,111)       (9,125,750)

     Paid in capital from subscription and redemption fees            288,982           155,930
                                                                 ------------      ------------
     Total increase in net assets from capital share transactions   4,328,555         4,011,008
                                                                 ------------      ------------
NET DECREASE IN NET ASSETS                                         (9,242,284)      (22,114,398)
                                                                 ------------      ------------
NET ASSETS at end of period (net of accumulated net investment   $ 57,506,372      $ 66,748,656
income (loss) of ($827,685) and $89,565, respectively)           ------------      ------------
                                                                 ------------      ------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:

     Shares sold                                                    1,970,622           816,185

     Shares issued in reinvestment of distributions to shareholders   125,628           628,158

     Less shares repurchased                                       (1,841,334)       (1,045,143)
                                                                 ------------      ------------
     Net share transactions                                           254,916           399,200
                                                                 ------------      ------------
                                                                 ------------      ------------

See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
                                         FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                               YEAR            YEAR          YEAR (4)    AUGUST 15, 1994 *
                                                               ENDED           ENDED          ENDED            THROUGH
                                                          APRIL 30, 1998  APRIL 30, 1997  APRIL 30, 1996   APRIL 30, 1995
                                                          --------------  --------------  --------------  ---------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                       $      7.720     $    10.770     $     9.610    $    10.000

Net investment income (loss)                                     (0.005)         (0.027)         (0.034)         0.013

Net realized and unrealized gain (loss) on investment
     and foreign currency transactions                           (1.189)         (2.384)          1.248         (0.492)
                                                           ------------     -----------     -----------    -----------
Total from investment operations                                 (1.194)         (2.411)          1.214         (0.479)
                                                           ------------     -----------     -----------    -----------
Less distributions:
     Net investment income                                       (0.069)         (0.203)          0.000         (0.002)

     In excess of net investment income                           0.000          (0.314)         (0.097)         0.000

     Return of capital                                           (0.029)          0.000           0.000          0.000

     Net realized gains                                           0.000          (0.100)          0.000         (0.003)

     In excess of net realized gains                              0.000          (0.040)          0.000         (0.000)
                                                           ------------     -----------     -----------    -----------
Total distributions                                              (0.098)         (0.657)         (0.097)        (0.005)
                                                           ------------     -----------     -----------    -----------
Paid in capital from subscription and
     redemption fees (Note B)                                     0.032           0.018           0.043          0.094
                                                           ------------     -----------     -----------    -----------
Net asset value, end of period                             $      6.460     $     7.720     $    10.770    $     9.610
                                                           ------------     -----------     -----------    -----------
                                                           ------------     -----------     -----------    -----------

TOTAL INVESTMENT RETURN (1)                                      (15.01)%        (22.69)%         13.13%         (3.85)%(2)
                                                           ------------     -----------     -----------    -----------
                                                           ------------     -----------     -----------    -----------

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                                  $ 57,506,372     $66,748,656     $88,863,054    $44,969,083

Operating expenses, net, to average
     net assets (Note C)                                           1.29%           1.26%           1.37%          1.50%(3)

Operating expenses, gross, to average
     net assets (Note C) (3)                                       1.29%           1.26%           1.37%          1.72%

Net investment income(loss) to average net assets (3)             (0.30)%         (0.41)%         (0.36)%         0.37%

Portfolio turnover rate                                              26%             26%             37%            33%

Per share amount of fees waived (Note C)                   $      0.000     $     0.000     $     0.000    $     0.008
-----------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees. Total return would have been lower had certain expenses not been waived.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                  NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers seven funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund, Emerging Asia Fund and EMEA Fund, (the "Funds"). The MCBT Japan Small Companies Fund (the "Fund") commenced investment operations on August 15, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had the following open forward foreign currency contract at April 30, 1998:

                                                                            UNREALIZED
                     DELIVERY DATE LOCAL CURRENCY  FACE AMOUNT    VALUE    (DEPRECIATION)
                     ------------- --------------  -----------    -----    --------------
 Japanese Yen (sell)  July 8, 1998  3,896,582,400  $29,280,000  $29,732,206  $(452,206)

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees are paid to and retained by the Fund and are recorded as paid-in-capital by the Fund. These fees are intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees may be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. For the year ended April 30, 1998, $161,571 was collected in purchase premiums and $127,411 was collected in redemption fees.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. As of April 30, 1998, the Fund has a realized capital loss carryforward, for Federal income tax purposes, of $5,060,484 (expires April 30, 2006), available to be used to offset future realized capital gains. As of April 30, 1998, the Fund has elected for Federal income tax purposes to defer a $3,300,744 current year post October 31 capital loss and a $857,700 current year post October 31 currency loss as though the losses were incurred on the first day of the next fiscal year.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

NOTE C - AGREEMENTS AND FEES

The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.00% of the Fund's average net assets.

The Investment Manager has voluntarily undertaken to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.50% of the Fund's average net assets on an annualized basis. For the year ended April 30, 1998, it was not necessary for the Investment Manager to waive any of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).

NOTE D - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended April 30, 1998 were $24,621,802 and $17,922,131, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1998 were as follows:

       IDENTIFIED              GROSS UNREALIZED             NET UNREALIZED
          COST           APPRECIATION   (DEPRECIATION)      (DEPRECIATION)
     ------------        ------------   --------------      --------------
     $ 77,565,829        $ 4,897,152    $ (24,865,091)      $ (19,967,939)

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE E - PRINCIPAL SHAREHOLDERS

As of April 30, 1998 there was one shareholder who owned greater than 10% of the Fund's outstanding shares, representing 29% of the Fund.

NOTE F - CONCENTRATION OF RISK

Investment in foreign securities generally involves special risks. Additional risks are present in the case of a fund such as the Japan Small Companies Fund which will invest most of its assets in the issuers of a single foreign country. This means that the Fund's performance will be directly affected by political, economic and market conditions in Japan. In addition, since the Japanese economy depends to some extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

-------------------------------------------------------------------------------

ADDITIONAL FEDERAL TAX INFORMATION - (UNAUDITED)

The Fund intends to make an election under Internal Revenue Code 853 to pass through foreign taxes paid by the Fund to its shareholders. During the year ended April 30, 1998, the total amount of foreign taxes that will be passed through to the shareholders and the foreign source income for information reporting purposes will be $91,837 (of the total $92,598 taxes withheld) and $682,153, respectively.

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of the
Martin Currie Business Trust - Japan Small Companies Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan Small Companies Fund (the "Fund") at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
June 16, 1998

                            MARTIN CURRIE BUSINESS TRUST


                                ____________________



                               TRUSTEES  AND OFFICERS

                    C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                              Simon D. Eccles, TRUSTEE
                           Patrick R. Wilmerding, TRUSTEE
                   Colin Winchester, VICE PRESIDENT AND TREASURER
                          J. Grant Wilson, VICE PRESIDENT
                           Julian M.C. Livingston, CLERK

                                * INTERESTED TRUSTEE
                                ____________________



                                 INVESTMENT MANAGER

                                Martin Currie, Inc.
                                   Saltire Court
                                 20 Castle Terrace
                                 Edinburgh EH1 2ES
                                011-44-131-229-5252

                                 Regulated by IMRO

                     Registered Investment Adviser with the SEC
                                ____________________



     The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.